EMPLOYMENT AGREEMENT--FLOYD BENJAMIN

               This Employment Agreement ("Agreement") by and between, on the one hand, Akorn, Inc., a Louisiana corporation ("Akorn"), and its wholly owned subsidiary, Akorn Manufacturing, Inc., an Illinois corporation (the "Company"), and, on the other, Floyd Benjamin (the "Employee") is dated as of May 31, 1996 (the "Agreement Date").

               WHEREAS, Akorn, the Company and the Employee are parties to that certain Agreement and Plan of Merger dated May 7, 1996 pursuant to which Pasadena Research Laboratories, Inc. ("PRL") merged with and into the Company (the "Merger Agreement");

               WHEREAS,  Employee  was  a  shareholder   of   PRL  and,  in
          connection with such merger, received consideration for his PRL shares;

               WHEREAS, the Employee was previously employed by PRL under the terms of an employment agreement entered into between PRL and Employee (the "PRL Employment Agreement");

               WHEREAS, in connection with the Merger Agreement, Employee and the Company desire to supersede the PRL Employment Agreement, the Company desires to retain the services of Employee pursuant to the terms of this Agreement and Employee desires to continue in the service of the Company on such terms;

               NOW, THEREFORE, for and in consideration of the consummation of the transactions contemplated by the Merger Agreement, the cancellation of the obligations and rights under the PRL Employment Agreement, the continued employment of Employee by the Company and the payment of wages, salary and other compensation to Employee by the Company, the parties hereto agree as follows:

          Section 1.Employment Capacity and Term

               1.1 Capacity and Duties of Employee. The Employee is employed by the Company to render services on behalf of the Company as President, and is employed by Akorn to render services to Akorn as Executive Vice President. In such capacity, the Employee shall perform such duties as are assigned to the individual holding such title by the Company's Bylaws and such other duties as may be prescribed from time to time by the Board of Directors of the Company (the "Board").

               1.2 Employment Term. The term of this Agreement (the "Employment Term") shall commence on the Agreement Date and shall continue until and terminate upon the third anniversary of such date; provided, however, that Employee's status as an employee is subject to earlier termination to the extent provided in this Agreement; and provided, further, that the Employment Term may be extended by mutual written agreement of the parties.

               1.3 Devotion to Responsibilities. During the Employment Term, the Employee shall devote all of his business time to the business of the Company and its subsidiaries and affiliated companies, shall use his reasonable best efforts to perform faithfully and efficiently his duties under this Agreement, and shall not engage in or be employed by any other business; provided, however, that nothing contained herein shall prohibit the Employee from (a) serving as a member of the board of directors, board of trustees or the like of any for-profit or non-profit entity that does not compete with the Company, or performing services of any type for any civic or community entity, whether or not the Employee receives compensation therefor, (b) investing his assets in such form or manner as shall require no more than nominal services on the part of the Employee in the operation of the business of or property in which such investment is made, or (c) serving in various capacities with, and attending meetings of, industry or trade groups and associations, as long as the Employee's engaging in any activities permitted by virtue of clauses (a), (b) and (c) above does not materially interfere with the ability of the Employee to perform the services and discharge the responsibilities required of him under this Agreement. Notwithstanding clause (b) above, during the Employment Term, the Employee shall not perform any services for and shall not beneficially own more than 2% of the equity interests of a business organization that competes with the Company or its affiliates. For purposes of this paragraph, "beneficially own" shall have the meaning given to that term in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act").

          Section 2.Compensation and Benefits

               During the Employment Term, the Company shall provide the Employee with the compensation and benefits described below:

               2.1 Salary. Employee shall receive a salary ("Base Salary") at the rate of $200,000 per year. Employee's Base Salary shall be payable to the Employee at such intervals as the salaries of other salaried employees of the Company are paid. Any increase in Employee's Base Salary shall take effect for the payroll period next following the date on which the condition to such increase is met.

               2.2 Bonus. (a) Employee will receive bonuses in the following amounts: (i) for the period beginning June 1, 1996 and ending June 30, 1997, 10% of the amount by which the Company's pre-tax earnings during such fiscal year exceed $1,487,735 and, if Akorn's consolidated sales and pre-tax earnings during the fiscal year ending June 30, 1997 are at least 90% and 75% of their budgeted amounts, respectively, 0.5% of Akorn's consolidated pre-tax earnings during such fiscal year; (ii) for the fiscal year ending June 30, 1998, 7.5% of the increase in the Company's pre-tax earnings for such fiscal year compared to the pre-tax earnings of the Company during the fiscal year ended June 30, 1997 and, if Akorn's consolidated sales and pre-tax earnings for such fiscal year are at least 90% and 75% of their budgeted amounts, respectively, 0.5% of Akorn's consolidated pre-tax earnings; and (iii) if both the Company's and Akorn's consolidated sales and pre-tax earnings for the fiscal year ended June 30, 1999 are at least 75% and 90% of their budgeted amounts, respectively, 1% of the Company's pre-tax earnings and 0.5% of Akorn's consolidated pre-tax earnings during such fiscal year.

                    (b) Up to 50% of any bonuses paid to Employee under the terms of this Section may be paid in options to purchase Akorn common stock, with such options being valued at twenty-five percent of the market price for such stock at time of issuance of the option, as determined under Akorn's Incentive Compensation Plan. The terms of any options granted under this Section will be determined by the Compensation Committee of Akorn's Board of Directors and consistent with other options contemporaneously granted to similarly situated employees of Akorn and the Company.

               2.3 Benefits. The Employee will be eligible to participate in the receipt of options to purchase shares of Akorn common stock under Akorn's Incentive Compensation Plan in a manner consistent with similarly situated employees of Akorn and the Company. The Company shall provide the Employee and, if applicable, his family members all such (i) incentive, savings and retirement plans, practices, policies and programs, (ii) welfare benefit plans, practices, policies and programs and (iii) paid vacation and other fringe benefits, plans, practices, policies and programs as are applicable generally to other employees of the Company and its affiliated companies as each such plan or benefit listed in (i), (ii) and (iii) of this
          Section 2.3 is described in the Company's employee manual. To the extent not inconsistent with such plans, practices, policies and programs, Employee will be credited with time served as an employee of PRL.

          Section 3.Termination of Employment

               3.1  Death.   The  Employee's  status  as an employee  shall
          terminate immediately and automatically upon the Employee's death during the Employment Term.

               3.2 Disability. The Employee's status as an employee may be terminated for "Disability" as follows:

                    (a) The Employee's status as an employee shall terminate if the Employee has a disability that would entitle him to receive benefits under the Company's long-term disability insurance policy in effect at the time of such disability either because he is Totally Disabled or Partially Disabled, as such terms are defined in the Company's policy in effect as of the Agreement Date or as similar terms are defined in any successor policy. Any such termination shall become effective on the first day on which the Employee is eligible to receive payments under such policy (or on the first day that he would be so eligible, if he had applied timely for such payments).

                    (b)  In the event that  the  Company  has  no long-term
          disability plan in effect, if (i) the Employee is rendered incapable because of physical or mental illness of satisfactorily discharging his duties and responsibilities under this Agreement for a period of 90 consecutive days and (ii) a duly qualified physician chosen by the Company so certifies in writing, the Board shall have the power to determine that the Employee has become disabled. If the Board makes such a determination, the Company shall have the continuing right and option, during the period that such disability continues, and by notice given in the manner provided in this Agreement, to terminate the status of Employee as an employee. Any such termination shall become effective 30 days after such notice of termination is given, unless within such 30-day period, the Employee becomes capable of rendering services of the character contemplated hereby (and a physician chosen by the Company so certifies in writing) and the Employee in fact resumes such services.

                    (c) The "Disability Effective Date" shall mean the date on which termination of employment becomes effective due to Disability.

               3.3 Cause. The Company may terminate the Employee's status as an employee for Cause. As used herein, termination by the Company of the Employee's status as an employee for "Cause" shall mean termination as a result of (a) the Employee's breach of any of the provisions of this Agreement, or (b) the willful engaging by the Employee in misconduct injurious to the Company.

               3.4 Voluntary Termination by the Parties. Either the Company or the Employee may terminate the Employee's status as an employee during the Employment Term for reasons other than death, Disability or Cause, subject to compliance by the Company with
          Section 4.2 and by the Employee with Section 4.3.

               3.5 Notice of Termination. Any termination by the Company for Disability or Cause shall be communicated by notice of termination to the other party hereto given in accordance with
          Section 6.2 ("Notice of Termination").

               3.6 Date of Termination. "Date of Termination" means (a) if Employee's employment is terminated by reason of his death or Disability, the date of death of Employee or the Disability Effective Date, as the case may be, (b) if Employee's employment is terminated by the Company for Cause the date of delivery of the Notice of Termination or any later date specified therein, (which date shall not be more than 30 days after the giving of such notice) as the case may be, (c) if the Employee's employment is terminated by the Company prior to the end of the Employment Term for reasons other than death, Disability or Cause, the date on which the Company notifies the Employee of such termination and (d) if the Employee's employment is terminated by the Employee prior to the end of the Employment Term, the date on which the Employee notifies the Company of such termination or any later date specified therein, (which date shall not be more than 30 days after the giving of such notice).

          Section 4.Obligations Upon Termination

               4.1 Death or Disability. If Employee's status as an employee is terminated by reason of Employee's death or Disability, this Agreement shall terminate without further obligations on the part of the Company to Employee and his legal representatives under this Agreement, other than the obligation to make any payments due pursuant to employee benefit plans maintained by the Company or its subsidiaries.

               4.2 Termination for Cause or at End of Employment Term. This Agreement shall terminate without further obligation to the Employee other than obligations imposed by law and obligations imposed pursuant to any employee benefit plan maintained by the Company or its subsidiaries (a) at the end of the Employment Term; (b) if the Employee's status as an employee is terminated by the Company for Cause or (c) if the Employee terminates his status as an employee; provided, however, that nothing in this
          Section 4.2 shall relieve Employee from the obligations, limitations and restrictions contained in Section 5 hereof.

               4.3 Termination by Company for Reasons other than Death, Disability or Cause. If the Company terminates the Employee's status as an employee prior to the end of the Employment Term for reasons other than death, Disability or Cause, then:

                    (a) within 30 days of the Date of Termination the Company shall pay to the Employee in a lump sum an amount equal to the Employee's Base Salary through the end of the Employment Term had the Notice of Termination been given as of the Date of Termination; and

                    (b) within 90 days of the end of the fiscal year in which the Date of Termination occurs and within 90 days of the end of each subsequent fiscal year, the Company shall pay the Employee any bonus to which Employee would have been entitled under the provisions of Section 2.2 if his status as an Employee had not been terminated; and

                    (c)  the  Employee  shall   remain   subject   to   the
          obligations, limitations and restrictions contained in Section  5 hereof.

               4.4 Accrued Obligations and Other Benefits. Subject to the provisions of Section 5.3 hereof, upon termination of employment for any reason the Employee shall be entitled to receive promptly, and in addition to any other benefits specifically provided, (a) the Employee's Base Salary through the Date of Termination to the extent not theretofore paid, (b) any accrued vacation pay, to the extent not theretofore paid, (c) any other vested benefits the Employee is entitled to receive under any plan or agreement of the Company and (d) any bonus not theretofore paid which is attributable to a full fiscal year during which Employee was employed by the Company, whether or not Employee shall be employed as of the date of the scheduled payment of such bonus.

               4.5 Resignation as a Director. If Employee is a director of the Company or of Akorn and his employment is terminated for any reason other than death, the Employee shall, if requested by the Company or Akorn, immediately resign as a director of the Company and Akorn. If such resignation is not received when so requested, the Employee shall forfeit any right to receive any payments pursuant to this Agreement.

          Section 5.Confidentiality and Non-Competition Agreement.

               5.1 Non-disclosure of Confidential Information. Employee acknowledges that both prior to and during the term of this
          Agreement he may develop, acquire or be furnished by others confidential proprietary information, ideas, concepts, discoveries, marketing information or customer information (all such information referred to hereinafter as "Confidential Information") relating to the business interests of the Company, Akorn, their predecessor companies, subsidiaries and affiliates (collectively referred to hereinafter as the "Akorn Entities"). Employee recognizes that the protection of the Confidential Information against unauthorized use and disclosure is of critical importance to the Akorn Entities and, therefore, in addition to other duties and obligations that may be imposed by law, agrees:

                    (a) During the term of this Agreement and thereafter Employee shall hold in a fiduciary capacity for the benefit of the Akorn Entities all Confidential Information which shall have been obtained by Employee during Employee's employment and shall use such Confidential Information solely within the scope of his employment with and for the exclusive benefit of the Akorn Entities.

                    (b) During the term of this Agreement and thereafter Employee shall not communicate, divulge or make available to any person or entity (other than the Akorn Entities and their authorized representatives) any such Confidential Information, except upon the prior written authorization of the Akorn Entities or as may be required by law or legal process, and

                    (c) Upon termination of this Agreement, Employee shall deliver promptly to the Company any Confidential Information in his possession, including any duplicates thereof and any notes or other records Employee has prepared with respect thereto. In the event that the provisions of any applicable law or the order of any court would require Employee to disclose or otherwise make available any Confidential Information, Employee shall give the Akorn Entities prompt prior written notice of such required disclosure and an opportunity to contest the requirement of such disclosure or apply for a protective order with respect to such Confidential Information by appropriate proceedings.

               5.2. Covenant Not to Compete. (a) During the Employment Term and until termination of Employee's obligations under this
          Section 5.2 as provided in Section 5.5(b), Employee agrees that, with respect to each State of the United States or other jurisdiction, or specified portions thereof, in which the Employee regularly (a) makes contact with customers of the Akorn Entities (b) conducts the business of the Akorn Entities or (c) supervises the activities of other employees of the Akorn Entities, and in which any one of the Akorn Entities engages in business on the Date of Termination (collectively, the "Subject Areas"), Employee will not:

                              (i) Directly or indirectly, for himself or others, own, manage, operate, control, be employed in an executive, managerial or supervisory capacity by, or otherwise engage or participate in or allow his skill, knowledge, experience or reputation to be used in connection with, the ownership, management, operation or control of, any company or other business enterprise which is competitive to the business of the Akorn Entities; provided, however, that nothing contained herein shall prohibit Employee from making passive investments as long as Employee does not beneficially own more than 2% of the equity interests of a business enterprise which is competitive with the Akorn Entities within any of the Subject Areas. For purposes of this paragraph, "beneficially own" shall have the same meaning given to that term in Rule 13d-3 under the Exchange Act.
                              (ii) Call upon any customer of the Akorn Entities for the purpose of soliciting, diverting or enticing away the business of such person or entity, or otherwise disrupting any previously established relationship existing between such person or entity and the Akorn Entities;

                              (iii)Solicit, induce, influence or attempt to influence any supplier, lessor, licensor, potential acquiree or any other person who has a business relationship with the Akorn Entities, or who on the day this Agreement terminates is engaged in discussions or negotiations to enter into a business relationship with the Akorn Entities, to discontinue or reduce the extent of such relationship with the Akorn Entities;

                              (iv) Make contact with any of the employees of the Akorn Entities with whom he had contact during the course of his employment with the Akorn Entities for the purpose of soliciting such employee for hire, whether as an employee or independent contractor, or otherwise disrupting such employee's relationship with the Akorn Entities; and

                              (v) For a period of one year from and after this Agreement terminates, hire, on behalf of himself or any company which is competitive with the Akorn Entities any employee of the Akorn Entities as an employee or independent contractor, whether or not such engagement is solicited by Employee.

                         (b) Employee agrees that he will from time to time upon the request of the Akorn Entities promptly execute any supplement, amendment, restatement or other modification of this
          Section 5 as may be necessary or appropriate to correctly reflect the jurisdictions which, at the time of such modification, should be covered by this Section 5.

               5.3. Injunctive Relief; Other Remedies.

               Employee acknowledges that a breach by Employee of any provision of this Section 5 would cause immediate and irreparable harm to the Akorn Entities for which an adequate monetary remedy does not exist; hence, Employee agrees that, in the event of a breach or threatened breach by Employee of the provisions of this
          Section 5 during or after the term of this Agreement, the Akorn Entities shall be entitled to injunctive relief restraining Employee from such violation without the necessity of proof of actual damage or the posting of any bond, except as required by non-waivable, applicable law. Nothing herein, however, shall be construed as prohibiting the Akorn Entities from pursuing any other remedy at law or in equity to which the Akorn Entities may be entitled under applicable law in the event of a breach or threatened breach of this Agreement by Employee, including without limitation the recovery of damages and/or costs and expenses, such as reasonable attorneys' fees, incurred by the Akorn Entities as a result of any such breach. In addition to the exercise of the foregoing remedies, the Akorn Entities shall have the right upon the occurrence of any such breach to cancel any unpaid compensation outstanding at the time of such termination. In particular, Employee acknowledges that the payments provided under Section 2 are conditioned upon Employee fulfilling any noncompetition and nondisclosure agreements contained in this Section 5. In the event Employee shall at any time materially breach any noncompetition or nondisclosure agreements contained in this Agreement, the Akorn Entities may suspend or eliminate payments under Section 2 during the period of such breach. Employee acknowledges that any such suspension or elimination of payments would be an exercise of the Akorn Entities' right to suspend or terminate its performance hereunder upon Employee's breach of this Agreement; such suspension or elimination of payments would not constitute, and should not be characterized as, the imposition of liquidated damages.

               5.4. Governing Law of this Section; Consent to Jurisdiction.

               Any dispute regarding the reasonableness of the covenants and agreements set forth in this Section 5, or the territorial scope or duration thereof, or the remedies available to the Akorn Entities upon any breach of such covenants and agreements, shall be governed by and interpreted in accordance with the laws of the State of the United States or other jurisdiction in which the alleged prohibited competing activity or disclosure occurs, and, with respect to each such dispute, the Akorn Entities and Employee each hereby irrevocably consent to the exclusive jurisdiction of the state and federal courts sitting in the relevant State for resolution of such dispute, and agree to be irrevocably bound by any judgment rendered thereby in connection with such dispute, and further agree that service of process may be made upon him or it in any legal proceeding relating to this Section and/or Appendix A by any means allowed under the laws of such jurisdiction. Each party irrevocably waives any objection he or it may have as to the venue of any such suit, action or proceeding brought in such a court or that such a court is an inconvenient forum.

               5.5. Term of Confidentiality and Non-Competition Agreements.

                         (a) Confidentiality Agreement. Employee acknowledges that the provisions of Section 5.1 hereof shall be binding upon Employee subsequent to the termination of the Akorn Entities' obligations under this Agreement and shall remain effective until such time as the Akorn Entities provide Employee with written consent to the contrary.

                         (b) Non-Competition Agreement. Employee acknowledges that his obligations under Section 5.2 hereof (the "Obligations") shall be binding upon Employee subsequent to the termination of the Akorn Entities' obligations under this Agreement and shall terminate as follows:

                              (i) If Employee's status as an employee of the Company is terminated for Cause by the Company or by the Employee for reasons other than Disability, the Obligations shall terminate on the later to occur of (A) the first anniversary of the Date of Termination or (B) the sooner to occur of the end of the Employment Term or the second anniversary of the Date of Termination.

                              (ii) If Employee's status as an employee is terminated by the Company prior to the third anniversary of this Agreement for reasons other than by reason of Employee's Disability or Cause, the Obligations shall terminate on the Date of Termination.

                              (iii)If Employee's status as an employee of PRL is terminated on the third anniversary of this Agreement and is not renewed, the Obligations of Employee shall continue for a period of up to one year from the end of his Employment Term if the Company has within 15 days of the end of the Employment Term paid to Employee in a lump sum an amount equal to the amount of salary to which Employee would have been entitled under Section
          2.1 if his employment hereunder had continued during the period that his Obligations are to continue.

          Section 6.Miscellaneous

               6.1  Binding Effect.

                    (a) This Agreement shall be binding upon and inure to the benefit of the Company and any of its successors or assigns.

                    (b) This Agreement is personal to the Employee and shall not be assignable by the Employee without the consent of the Company (there being no obligation to give such consent) other than such rights or benefits as are transferred by will or the laws of descent and distribution.

                    (c) The Company shall require any successor to or assignee of (whether direct or indirect, by purchase, merger, consolidation or otherwise) all or substantially all of the assets or businesses of the Company (i) to assume unconditionally and expressly this Agreement and (ii) to agree to perform all of the obligations under this Agreement in the same manner and to the same extent as would have been required of the Company had no assignment or succession occurred, such assumption to be set forth in a writing reasonably satisfactory to the Employee. In the event of any such assignment or succession, the term "Company" as used in this Agreement shall refer also to such successor or assign.

                    (d) The Company shall require all entities that control, or that after any change of control will control, directly or indirectly, any such successor or assignee to agree to cause to be performed all of the obligations under this Agreement in the same manner and to the same extent as would have been required of the Company had no assignment or succession occurred, such agreement to be set forth in writing reasonably satisfactory to the Employee.

               6.2 Notices. All notices hereunder must be in writing and shall be deemed to have given upon receipt of delivery by: (a) personal delivery to the designated individual, (b) certified or registered mail, postage prepaid, return receipt requested, (c) a nationally recognized overnight courier service with confirmation of receipt or (d) facsimile transmission with confirmation of receipt. All such notices must be addressed as follows or such other address as to which any party hereto may have notified the other in writing:

               If to the Company or Akorn, to:

               100 Akorn Drive
               Abita Springs, Louisiana  70420
               Attention:  Barry D. LeBlanc, President
               Facsimile transmission No.  504-893-1257

               If to the Employee, to:

               Floyd Benjamin
               8 Greystone Way
               Laguna Miguel, CA  92677
               Facsimile transmission No.  714-498-3613

               6.3 Entire Agreement. This Agreement constitutes the entire understanding and agreement between the parties hereto with respect to Employee's employment by the Company and supersedes all prior agreements, whether or not written including, without limitation, the PRL Employment Agreement.

               6.4 Governing Law. Except as provided in Section 5.4 hereof, this Agreement shall be construed and enforced in accordance with and governed by the internal laws of the State of Louisiana.

               6.5 Withholding. The Employee agrees that the Company has the right to withhold, from the amounts payable pursuant to this Agreement, all amounts required to be withheld under applicable income and/or employment tax laws, or as otherwise stated in documents granting rights that are affected by this Agreement.

               6.6 Severability. If any term or provision of this Agree-ment or the application thereof to any person or circumstance, shall at any time or to any extent be invalid, illegal or unenforceable in any respect as written, Employee and the Company intend for any court construing this Agreement to modify or limit such provision temporally, spatially or otherwise so as to render it valid and enforceable to the fullest extent allowed by law. Any such provision that is not susceptible of such reformation shall be ignored so as to not affect any other term or provision hereof, and the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

               6.7 Waiver of Breach. The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach thereof.

               6.8 Remedies Not Exclusive. No remedy specified herein shall be deemed to be such party's exclusive remedy, and accordingly, in addition to all of the rights and remedies provided for in this Agreement, the parties shall have all other rights and remedies provided to them by applicable law, rule or regulation.

               6.9 Company's Reservation of Rights. Employee acknowledges and understands that the Employee serves at the pleasure of the Board and that the Company has the right at any time to terminate Employee's status as an employee of the Company, or to change or diminish his status during the Employment Term, subject to the rights of the Employee to claim the benefits conferred by this Agreement.

               6.10 Survival. Following the Date of Termination, each party shall have the right to enforce all rights, and shall be bound by all obligations, of such party that are continuing rights and obligations under this Agreement.

               6.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

               6.12 Arbitration. Any controversy arising under, out of, in connection with, or relating to, this Agreement, and any amendment hereof, or the breach hereof or thereof, shall be determined and settled by arbitration in San Clemente, California or Chicago, Illinois, by an arbitrator or arbitrators mutually agreed upon by the Company and Akorn, on the one hand and the Employee, on the other or, if the Company, Akorn and the Employee shall fail or be unable to so agree within ten business days after the written request therefor, by such arbitrator or arbitrators as may be selected in accordance with the rules of the American Arbitration Association. Any award rendered therein shall specify the findings of fact of the arbitrator or arbitrators and the reasons for such award, with reference to and reliance on relevant law. In making awards under this Section, the arbitrator shall have the authority, in his sole discretion, to cause the reasonable attorney's fees and costs of one party to be assessed against and paid by the other party. Any awards under this Section shall be final and binding on each and all of the parties thereto and their personal representatives, and judgment may be entered thereon in any court having jurisdiction thereof.

               IN WITNESS WHEREOF, the Company and the Employee have caused this Agreement to be executed as of the Agreement Date.

                                        AKORN MANUFACTURING, INC.


                                        By: ___________________________
                                             Eric M. Wingerter,
                                             Secretary and Treasurer

                                        AKORN, INC.


                                        By: ___________________________
                                              Barry D. LeBlanc, President

                                        EMPLOYEE:


                                             __________________________
                                                     Floyd Benjamin

                          EMPLOYMENT AGREEMENT--TOM YANKOFF

               This Employment Agreement ("Agreement") by and between, on the one hand, Akorn, Inc., a Louisiana corporation ("Akorn"), and its wholly owned subsidiary, Akorn Manufacturing, Inc., an Illinois corporation (the "Company"), and, on the other, Tom
          Yankoff (the "Employee") is dated as of May 31, 1996 (the "Agreement Date").

               WHEREAS, Akorn, the Company and the Employee are parties to that certain Agreement and Plan of Merger dated May 7, 1996 pursuant to which Pasadena Research Laboratories, Inc. ("PRL") merged with and into the Company (the "Merger Agreement");

               WHEREAS,   Employee   was  a  shareholder  of  PRL  and,  in
          connection with such merger, received consideration for his PRL shares;

               WHEREAS, the Employee was previously employed by PRL under the terms of an employment agreement entered into between PRL and Employee (the "PRL Employment Agreement");

               WHEREAS, in connection with the Merger Agreement, Employee and the Company desire to supersede the PRL Employment Agreement, the Company desires to retain the services of Employee pursuant to the terms of this Agreement and Employee desires to continue in the service of the Company on such terms;

               NOW, THEREFORE, for and in consideration of the consummation of the transactions contemplated by the Merger Agreement, the cancellation of the obligations and rights under the PRL Employment Agreement, the continued employment of Employee by the Company and the payment of wages, salary and other compensation to Employee by the Company, the parties hereto agree as follows:

          Section 1.Employment Capacity and Term

               1.1 Capacity and Duties of Employee. The Employee is employed by the Company to render services on behalf of the Company as Vice President of Sales and Marketing. In such capacity, the Employee shall perform such duties as are assigned to the individual holding such title by the Company's Bylaws and such other duties as may be prescribed from time to time by the Board of Directors of the Company (the "Board").

               1.2 Employment Term. The term of this Agreement (the "Employment Term") shall commence on the Agreement Date and shall continue until and terminate upon the third anniversary of such date; provided, however, that Employee's status as an employee is subject to earlier termination to the extent provided in this Agreement; and provided, further, that the Employment Term may be extended by mutual written agreement of the parties.

               1.3 Devotion to Responsibilities. During the Employment Term, the Employee shall devote all of his business time to the business of the Company and its subsidiaries and affiliated companies, shall use his reasonable best efforts to perform faithfully and efficiently his duties under this Agreement, and shall not engage in or be employed by any other business; provided, however, that nothing contained herein shall prohibit the Employee from (a) serving as a member of the board of directors, board of trustees or the like of any for-profit or non-profit entity that does not compete with the Company, or performing services of any type for any civic or community entity, whether or not the Employee receives compensation therefor, (b) investing his assets in such form or manner as shall require no more than nominal services on the part of the Employee in the operation of the business of or property in which such investment is made, or (c) serving in various capacities with, and attending meetings of, industry or trade groups and associations, as long as the Employee's engaging in any activities permitted by virtue of clauses (a), (b) and (c) above does not materially interfere with the ability of the Employee to perform the services and discharge the responsibilities required of him under this Agreement. Notwithstanding clause (b) above, during the Employment Term, the Employee shall not perform any services for and shall not beneficially own more than 2% of the equity interests of a business organization that competes with the Company or its affiliates. For purposes of this paragraph, "beneficially own" shall have the meaning given to that term in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act").

          Section 2.Compensation and Benefits

               During the Employment Term, the Company shall provide the Employee with the compensation and benefits described below:

               2.1 Salary. Employee shall receive a salary ("Base Salary") at the rate of $130,000 per year. Employee's Base Salary shall be payable to the Employee at such intervals as the salaries of other salaried employees of the Company are paid. Any increase in Employee's Base Salary shall take effect for the payroll period next following the date on which the condition to such increase is met.

               2.2 Bonus. (a) Employee will receive bonuses in the following amounts: (i) for the period beginning June 1, 1996 and ending June 30, 1997, 10% of the amount by which the Company's pre-tax earnings during such fiscal year exceed $1,487,735, (ii) for the fiscal year ending June 30, 1998, 7.5% of the increase in the Company's pre-tax earnings for such fiscal year compared to the pre-tax earnings of the Company during the fiscal year ended June 30, 1997; and (iii) if the Company's sales and pre-tax earnings for the fiscal year ended June 30, 1999 are at least 75% and 90% of their budgeted amounts, respectively, 1% of the Company's pre-tax earnings during such fiscal year.

                    (b) Up to 50% of any bonuses paid to Employee under the terms of this Section may be paid in options to purchase Akorn common stock, with such options being valued at twenty-five percent of the market price for such stock at time of issuance of the option, as determined under Akorn's Incentive Compensation Plan. The terms of any options granted under this Section will be determined by the Compensation Committee of Akorn's Board of Directors and consistent with other options contemporaneously granted to similarly situated employees of Akorn and the Company.

               2.3 Benefits. The Employee will be eligible to participate in the receipt of options to purchase shares of Akorn common stock under Akorn's Incentive Compensation Plan in a manner consistent with similarly situated employees of Akorn and the Company. The Company shall provide the Employee and, if applicable, his family members all such (i) incentive, savings and retirement plans, practices, policies and programs, (ii) welfare benefit plans, practices, policies and programs and (iii) paid vacation and other fringe benefits, plans, practices, policies and programs as are applicable generally to other employees of the Company and its affiliated companies as each such plan or benefit listed in (i), (ii) and (iii) of this
          Section 2.3 is described in the Company's employee manual. To the extent not inconsistent with such plans, practices, policies and programs, Employee will be credited with time served as an employee of PRL.

               2.4  Severance Benefits. If Employee's status as an Employee hereunder is terminated by Employee after the first anniversary of this Agreement and prior to the third anniversary of this Agreement, the Company shall (i) pay to Employee a severance benefit equal to 1.15 times the amount of salary that Employee would have earned under Section 2.1 had Employee's status as an employee hereunder continued until the earlier to occur of (A) one year from the Date of Termination or (B) the third anniversary  of this Agreement and (ii) continue  Employee  as  a participant in the Company's health, life and disability insurance programs until the earlier to occur of (A) one year from the Date of Termination or (B) the third anniversary of this Agreement.

          Section 3.Termination of Employment

               3.1  Death.   The  Employee's  status as an  employee  shall
          terminate immediately and automatically upon the Employee's death during the Employment Term.

               3.2 Disability. The Employee's status as an employee may be terminated for "Disability" as follows:

                    (a) The Employee's status as an employee shall terminate if the Employee has a disability that would entitle him to receive benefits under the Company's long-term disability insurance policy in effect at the time of such disability either because he is Totally Disabled or Partially Disabled, as such terms are defined in the Company's policy in effect as of the Agreement Date or as similar terms are defined in any successor policy. Any such termination shall become effective on the first day on which the Employee is eligible to receive payments under such policy (or on the first day that he would be so eligible, if he had applied timely for such payments).

                    (b)  In the event that  the  Company  has  no long-term
          disability plan in effect, if (i) the Employee is rendered incapable because of physical or mental illness of satisfactorily discharging his duties and responsibilities under this Agreement for a period of 90 consecutive days and (ii) a duly qualified physician chosen by the Company so certifies in writing, the Board shall have the power to determine that the Employee has become disabled. If the Board makes such a determination, the Company shall have the continuing right and option, during the period that such disability continues, and by notice given in the manner provided in this Agreement, to terminate the status of Employee as an employee. Any such termination shall become effective 30 days after such notice of termination is given, unless within such 30-day period, the Employee becomes capable of rendering services of the character contemplated hereby (and a physician chosen by the Company so certifies in writing) and the Employee in fact resumes such services.

                    (c) The "Disability Effective Date" shall mean the date on which termination of employment becomes effective due to Disability.

               3.3 Cause. The Company may terminate the Employee's status as an employee for Cause. As used herein, termination by the Company of the Employee's status as an employee for "Cause" shall mean termination as a result of (a) the Employee's breach of any of the provisions of this Agreement, or (b) the willful engaging by the Employee in misconduct injurious to the Company.

               3.4 Voluntary Termination by the Parties. Either the Company or the Employee may terminate the Employee's status as an employee during the Employment Term for reasons other than death, Disability or Cause, subject to compliance by the Company with
          Section 4.2 and by the Employee with Section 4.3.

               3.5 Notice of Termination. Any termination by the Company for Disability or Cause shall be communicated by notice of termination to the other party hereto given in accordance with
          Section 6.2 ("Notice of Termination").

               3.6 Date of Termination. "Date of Termination" means (a) if Employee's employment is terminated by reason of his death or Disability, the date of death of Employee or the Disability Effective Date, as the case may be, (b) if Employee's employment is terminated by the Company for Cause the date of delivery of the Notice of Termination or any later date specified therein, (which date shall not be more than 30 days after the giving of such notice) as the case may be, (c) if the Employee's employment is terminated by the Company prior to the end of the Employment Term for reasons other than death, Disability or Cause, the date on which the Company notifies the Employee of such termination and (d) if the Employee's employment is terminated by the Employee prior to the end of the Employment Term, the date on which the Employee notifies the Company of such termination or any later date specified therein, (which date shall not be more than 30 days after the giving of such notice).

          Section 4.Obligations Upon Termination

               4.1 Death or Disability. If Employee's status as an employee is terminated by reason of Employee's death or Disability, this Agreement shall terminate without further obligations on the part of the Company to Employee and his legal representatives under this Agreement, other than the obligation to make any payments due pursuant to employee benefit plans maintained by the Company or its subsidiaries.

               4.2 Termination for Cause or at End of Employment Term. This Agreement shall terminate without further obligation to the Employee other than obligations imposed by law and obligations imposed pursuant to any employee benefit plan maintained by the Company or its subsidiaries (a) at the end of the Employment Term; (b) if the Employee's status as an employee is terminated by the Company for Cause or (c) if the Employee terminates his status as an employee; provided, however, that nothing in this
          Section 4.2 shall relieve Employee from the obligations, limitations and restrictions contained in Section 5 hereof.

               4.3 Termination by Company for Reasons other than Death, Disability or Cause. If the Company terminates the Employee's status as an employee prior to the end of the Employment Term for reasons other than death, Disability or Cause, then:

                    (a) within 30 days of the Date of Termination the Company shall pay to the Employee in a lump sum an amount equal to the Employee's Base Salary through the end of the Employment Term had the Notice of Termination been given as of the Date of Termination; and

                    (b) within 90 days of the end of the fiscal year in which the Date of Termination occurs and within 90 days of the end of each subsequent fiscal year, the Company shall pay the Employee any bonus to which Employee would have been entitled under the provisions of Section 2.2 if his status as an Employee had not been terminated; and

                    (c)  the  Employee  shall   remain   subject   to   the
          obligations, limitations and restrictions contained in Section  5 hereof.

               4.4 Accrued Obligations and Other Benefits. Subject to the provisions of Section 5.3 hereof, upon termination of employment for any reason the Employee shall be entitled to receive promptly, and in addition to any other benefits specifically provided, (a) the Employee's Base Salary through the Date of Termination to the extent not theretofore paid, (b) any accrued vacation pay, to the extent not theretofore paid, (c) any other vested benefits the Employee is entitled to receive under any plan or agreement of the Company and (d) any bonus not theretofore paid which is attributable to a full fiscal year during which Employee was employed by the Company, whether or not Employee shall be employed as of the date of the scheduled payment of such bonus.


          Section 5.Confidentiality and Non-Competition Agreement.

               5.1 Non-disclosure of Confidential Information. Employee acknowledges that both prior to and during the term of this Agreement he may develop, acquire or be furnished by others confidential proprietary information, ideas, concepts, discoveries, marketing information or customer information (all such information referred to hereinafter as "Confidential Information") relating to the business interests of the Company, Akorn, their predecessor companies, subsidiaries and affiliates (collectively referred to hereinafter as the "Akorn Entities"). Employee recognizes that the protection of the Confidential Information against unauthorized use and disclosure is of critical importance to the Akorn Entities and, therefore, in addition to other duties and obligations that may be imposed by law, agrees:

                    (a) During the term of this Agreement and thereafter Employee shall hold in a fiduciary capacity for the benefit of the Akorn Entities all Confidential Information which shall have been obtained by Employee during Employee's employment and shall use such Confidential Information solely within the scope of his employment with and for the exclusive benefit of the Akorn Entities.

                    (b) During the term of this Agreement and thereafter Employee shall not communicate, divulge or make available to any person or entity (other than the Akorn Entities and their authorized representatives) any such Confidential Information, except upon the prior written authorization of the Akorn Entities or as may be required by law or legal process, and

                    (c) Upon termination of this Agreement, Employee shall deliver promptly to the Company any Confidential Information in his possession, including any duplicates thereof and any notes or other records Employee has prepared with respect thereto. In the event that the provisions of any applicable law or the order of any court would require Employee to disclose or otherwise make available any Confidential Information, Employee shall give the Akorn Entities prompt prior written notice of such required disclosure and an opportunity to contest the requirement of such disclosure or apply for a protective order with respect to such Confidential Information by appropriate proceedings.

               5.2. Covenant Not to Compete. (a) During the Employment Term and until termination of Employee's obligations under this
          Section 5.2 as provided in Section 5.5(b), Employee agrees that, with respect to each State of the United States or other jurisdiction, or specified portions thereof, in which the Employee regularly (a) makes contact with customers of the Akorn Entities (b) conducts the business of the Akorn Entities or (c) supervises the activities of other employees of the Akorn Entities, and in which any one of the Akorn Entities engages in business on the Date of Termination (collectively, the "Subject Areas"), Employee will not:

                              (i) Directly or indirectly, for himself or others, own, manage, operate, control, be employed in an executive, managerial or supervisory capacity by, or otherwise engage or participate in or allow his skill, knowledge, experience or reputation to be used in connection with, the ownership, management, operation or control of, any company or other business enterprise which is competitive to the business of the Akorn Entities; provided, however, that nothing contained herein shall prohibit Employee from making passive investments as long as Employee does not beneficially own more than 2% of the equity interests of a business enterprise which is competitive with the Akorn Entities within any of the Subject Areas. For purposes of this paragraph, "beneficially own" shall have the same meaning given to that term in Rule 13d-3 under the Exchange Act.

                              (ii) Call upon any customer of the Akorn Entities for the purpose of soliciting, diverting or enticing away the business of such person or entity, or otherwise disrupting any previously established relationship existing between such person or entity and the Akorn Entities;

                              (iii)Solicit, induce, influence or attempt to influence any supplier, lessor, licensor, potential acquiree or any other person who has a business relationship with the Akorn Entities, or who on the day this Agreement terminates is engaged in discussions or negotiations to enter into a business relationship with the Akorn Entities, to discontinue or reduce the extent of such relationship with the Akorn Entities;

                              (iv) Make contact with any of the employees of the Akorn Entities with whom he had contact during the course of his employment with the Akorn Entities for the purpose of soliciting such employee for hire, whether as an employee or independent contractor, or otherwise disrupting such employee's relationship with the Akorn Entities; and

                              (v) For a period of one year from and after this Agreement terminates, hire, on behalf of himself or any company which is competitive with the Akorn Entities any employee of the Akorn Entities as an employee or independent contractor, whether or not such engagement is solicited by Employee.

                         (b) Employee agrees that he will from time to time upon the request of the Akorn Entities promptly execute any supplement, amendment, restatement or other modification of this
          Section 5 as may be necessary or appropriate to correctly reflect the jurisdictions which, at the time of such modification, should be covered by this Section 5.

               5.3. Injunctive Relief; Other Remedies.

               Employee acknowledges that a breach by Employee of any provision of this Section 5 would cause immediate and irreparable harm to the Akorn Entities for which an adequate monetary remedy does not exist; hence, Employee agrees that, in the event of a breach or threatened breach by Employee of the provisions of this
          Section 5 during or after the term of this Agreement, the Akorn Entities shall be entitled to injunctive relief restraining Employee from such violation without the necessity of proof of actual damage or the posting of any bond, except as required by non-waivable, applicable law. Nothing herein, however, shall be construed as prohibiting the Akorn Entities from pursuing any other remedy at law or in equity to which the Akorn Entities may be entitled under applicable law in the event of a breach or threatened breach of this Agreement by Employee, including without limitation the recovery of damages and/or costs and expenses, such as reasonable attorneys' fees, incurred by the Akorn Entities as a result of any such breach. In addition to the exercise of the foregoing remedies, the Akorn Entities shall have the right upon the occurrence of any such breach to cancel any unpaid compensation outstanding at the time of such termination. In particular, Employee acknowledges that the payments provided under Section 2 are conditioned upon Employee fulfilling any noncompetition and nondisclosure agreements contained in this Section 5. In the event Employee shall at any time materially breach any noncompetition or nondisclosure agreements contained in this Agreement, the Akorn Entities may suspend or eliminate payments under Section 2 during the period of such breach. Employee acknowledges that any such suspension or elimination of payments would be an exercise of the Akorn Entities' right to suspend or terminate its performance hereunder upon Employee's breach of this Agreement; such suspension or elimination of payments would not constitute, and should not be characterized as, the imposition of liquidated damages.

               5.4. Governing Law of this Section; Consent to Jurisdiction.

               Any dispute regarding the reasonableness of the covenants and agreements set forth in this Section 5, or the territorial scope or duration thereof, or the remedies available to the Akorn Entities upon any breach of such covenants and agreements, shall be governed by and interpreted in accordance with the laws of the State of the United States or other jurisdiction in which the alleged prohibited competing activity or disclosure occurs, and, with respect to each such dispute, the Akorn Entities and Employee each hereby irrevocably consent to the exclusive jurisdiction of the state and federal courts sitting in the relevant State for resolution of such dispute, and agree to be irrevocably bound by any judgment rendered thereby in connection with such dispute, and further agree that service of process may be made upon him or it in any legal proceeding relating to this Section and/or Appendix A by any means allowed under the laws of such jurisdiction. Each party irrevocably waives any objection he or it may have as to the venue of any such suit, action or proceeding brought in such a court or that such a court is an inconvenient forum.

               5.5. Term of Confidentiality and Non-Competition Agreements.

                         (a) Confidentiality Agreement. Employee acknowledges that the provisions of Section 5.1 hereof shall be binding upon Employee subsequent to the termination of the Akorn Entities' obligations under this Agreement and shall remain effective until such time as the Akorn Entities provide Employee with written consent to the contrary.

                         (b) Non-Competition Agreement. Employee acknowledges that his obligations under Section 5.2 hereof (the "Obligations") shall be binding upon Employee subsequent to the termination of the Akorn Entities' obligations under this Agreement and shall terminate as follows:

                              (i) If Employee's status as an employee of the Company is terminated for Cause by the Company or by the Employee for reasons other than Disability, the Obligations shall terminate on the later to occur of (A) the first anniversary of the Date of Termination or (B) the sooner to occur of the end of the Employment Term or the second anniversary of the Date of Termination.

                              (ii) If Employee's status as an employee is terminated by the Company prior to the third anniversary of this Agreement for reasons other than by reason of Employee's Disability or Cause, the Obligations shall terminate on the Date of Termination.

                              (iii)If Employee's status as an employee of PRL is terminated on the third anniversary of this Agreement and is not renewed, the Obligations of Employee shall continue for a period of up to one year from the end of his Employment Term if the Company has within 15 days of the end of the Employment Term paid to Employee in a lump sum an amount equal to the amount of salary to which Employee would have been entitled under Section
          2.1 if his employment hereunder had continued during the period that his Obligations are to continue.

          Section 6.Miscellaneous

               6.1  Binding Effect.

                    (a) This Agreement shall be binding upon and inure to the benefit of the Company and any of its successors or assigns.

                    (b) This Agreement is personal to the Employee and shall not be assignable by the Employee without the consent of the Company (there being no obligation to give such consent) other than such rights or benefits as are transferred by will or the laws of descent and distribution.

                    (c) The Company shall require any successor to or assignee of (whether direct or indirect, by purchase, merger, consolidation or otherwise) all or substantially all of the assets or businesses of the Company (i) to assume unconditionally and expressly this Agreement and (ii) to agree to perform all of the obligations under this Agreement in the same manner and to the same extent as would have been required of the Company had no assignment or succession occurred, such assumption to be set forth in a writing reasonably satisfactory to the Employee. In the event of any such assignment or succession, the term "Company" as used in this Agreement shall refer also to such successor or assign.

                    (d) The Company shall require all entities that control, or that after any change of control will control, directly or indirectly, any such successor or assignee to agree to cause to be performed all of the obligations under this Agreement in the same manner and to the same extent as would have been required of the Company had no assignment or succession occurred, such agreement to be set forth in writing reasonably satisfactory to the Employee.

               6.2 Notices. All notices hereunder must be in writing and shall be deemed to have given upon receipt of delivery by: (a) personal delivery to the designated individual, (b) certified or registered mail, postage prepaid, return receipt requested, (c) a nationally recognized overnight courier service with confirmation of receipt or (d) facsimile transmission with confirmation of receipt. All such notices must be addressed as follows or such other address as to which any party hereto may have notified the other in writing:

               If to the Company or Akorn, to:

               100 Akorn Drive
               Abita Springs, Louisiana  70420
               Attention:  Barry D. LeBlanc, President
               Facsimile transmission No.  504-893-1257

               If to the Employee, to:

               Tom Yankoff
               31181 Casa Grande
               San Juan Capistrano, CA  92675
               Facsimile transmission No.  714-498-3613

               6.3 Entire Agreement. This Agreement constitutes the entire understanding and agreement between the parties hereto with respect to Employee's employment by the Company and supersedes all prior agreements, whether or not written including, without limitation, the PRL Employment Agreement.

               6.4 Governing Law. Except as provided in Section 5.4 hereof, this Agreement shall be construed and enforced in accordance with and governed by the internal laws of the State of Louisiana.

               6.5 Withholding. The Employee agrees that the Company has the right to withhold, from the amounts payable pursuant to this Agreement, all amounts required to be withheld under applicable income and/or employment tax laws, or as otherwise stated in documents granting rights that are affected by this Agreement.

               6.6 Severability. If any term or provision of this Agree-ment or the application thereof to any person or circumstance, shall at any time or to any extent be invalid, illegal or unenforceable in any respect as written, Employee and the Company intend for any court construing this Agreement to modify or limit such provision temporally, spatially or otherwise so as to render it valid and enforceable to the fullest extent allowed by law. Any such provision that is not susceptible of such reformation shall be ignored so as to not affect any other term or provision hereof, and the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

               6.7 Waiver of Breach. The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach thereof.

               6.8 Remedies Not Exclusive. No remedy specified herein shall be deemed to be such party's exclusive remedy, and accordingly, in addition to all of the rights and remedies provided for in this Agreement, the parties shall have all other rights and remedies provided to them by applicable law, rule or regulation.

               6.9 Company's Reservation of Rights. Employee acknowledges and understands that the Employee serves at the pleasure of the Board and that the Company has the right at any time to terminate Employee's status as an employee of the Company, or to change or diminish his status during the Employment Term, subject to the rights of the Employee to claim the benefits conferred by this Agreement.

               6.10 Survival. Following the Date of Termination, each party shall have the right to enforce all rights, and shall be bound by all obligations, of such party that are continuing rights and obligations under this Agreement.

               6.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

               6.12 Arbitration. Any controversy arising under, out of, in connection with, or relating to, this Agreement, and any amendment hereof, or the breach hereof or thereof, shall be determined and settled by arbitration in San Clemente, California or Chicago, Illinois, by an arbitrator or arbitrators mutually agreed upon by the Company and the Employee or, if the Company and the Employee shall fail or be unable to so agree within ten business days after the written request therefor by the Company or the Employee to the other, such arbitrator or arbitrators as may be selected in accordance with the rules of the American Arbitration Association. Any award rendered therein shall specify the findings of fact of the arbitrator or arbitrators and the reasons for such award, with reference to and reliance on relevant law. In making awards under this Section, the arbitrator shall have the authority, in his sole discretion, to cause the reasonable attorney's fees and costs of one party to be assessed against and paid by the other party. Any awards under this Section shall be final and binding on each and all of the parties thereto and their personal representatives, and judgment may be entered thereon in any court having jurisdiction thereof.


               IN WITNESS WHEREOF, the Company and the Employee have caused this Agreement to be executed as of the Agreement Date.

                                        AKORN MANUFACTURING, INC.


                                        By:  _________________________
                                             Eric M. Wingerter,
                                             Secretary and Treasurer

                                        AKORN, INC.


                                        By:   __________________________
                                              Barry D. LeBlanc, President

                                        EMPLOYEE:


                                               __________________________
                                                      Tom Yankoff

                        EMPLOYMENT AGREEMENT--DAVID GENCARELLA

               This Employment Agreement ("Agreement") by and between, on the one hand, Akorn, Inc., a Louisiana corporation ("Akorn"), and its wholly owned subsidiary, Akorn Manufacturing, Inc., an Illinois corporation (the "Company"), and, on the other, David Gencarella (the "Employee") is dated as of May 31, 1996 (the "Agreement Date").

               WHEREAS, Akorn, the Company and the Employee are parties to that certain Agreement and Plan of Merger dated May 7, 1996 pursuant to which Pasadena Research Laboratories, Inc. ("PRL") merged with and into the Company (the "Merger Agreement");

               WHEREAS,  Employee   was   a  shareholder  of  PRL  and,  in
          connection with such merger, received consideration for his PRL shares;

               WHEREAS, the Employee was previously employed by PRL under the terms of an employment agreement entered into between PRL and Employee (the "PRL Employment Agreement");

               WHEREAS, in connection with the Merger Agreement, Employee and the Company desire to supersede the PRL Employment Agreement, the Company desires to retain the services of Employee pursuant to the terms of this Agreement and Employee desires to continue in the service of the Company on such terms;

               NOW, THEREFORE, for and in consideration of the consummation of the transactions contemplated by the Merger Agreement, the cancellation of the obligations and rights under the PRL Employment Agreement, the continued employment of Employee by the Company and the payment of wages, salary and other compensation to Employee by the Company, the parties hereto agree as follows:

          Section 1.Employment Capacity and Term

               1.1 Capacity and Duties of Employee. The Employee is employed by the Company to render services on behalf of the Company as Director of Business Development. In such capacity, the Employee shall perform such duties as are assigned to the individual holding such title by the Company's Bylaws and such other duties as may be prescribed from time to time by the Board of Directors of the Company (the "Board").

               1.2 Employment Term. The term of this Agreement (the "Employment Term") shall commence on the Agreement Date and shall continue until and terminate upon the third anniversary of such date; provided, however, that Employee's status as an employee is subject to earlier termination to the extent provided in this Agreement; and provided, further, that the Employment Term may be extended by mutual written agreement of the parties.

               1.3 Devotion to Responsibilities. During the Employment Term, the Employee shall devote all of his business time to the business of the Company and its subsidiaries and affiliated companies, shall use his reasonable best efforts to perform faithfully and efficiently his duties under this Agreement, and shall not engage in or be employed by any other business; provided, however, that nothing contained herein shall prohibit the Employee from (a) serving as a member of the board of directors, board of trustees or the like of any for-profit or non-profit entity that does not compete with the Company, or performing services of any type for any civic or community entity, whether or not the Employee receives compensation therefor, (b) investing his assets in such form or manner as shall require no more than nominal services on the part of the Employee in the operation of the business of or property in which such investment is made, or (c) serving in various capacities with, and attending meetings of, industry or trade groups and associations, as long as the Employee's engaging in any activities permitted by virtue of clauses (a), (b) and (c) above does not materially interfere with the ability of the Employee to perform the services and discharge the responsibilities required of him under this Agreement. Notwithstanding clause (b) above, during the Employment Term, the Employee shall not perform any services for and shall not beneficially own more than 2% of the equity interests of a business organization that competes with the Company or its affiliates. For purposes of this paragraph, "beneficially own" shall have the meaning given to that term in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act").

          Section 2.Compensation and Benefits

               During the Employment Term, the Company shall provide the Employee with the compensation and benefits described below:

               2.1 Salary. Employee shall receive a salary ("Base Salary") at the rate of $110,000 per year. Employee's Base Salary shall be payable to the Employee at such intervals as the salaries of other salaried employees of the Company are paid. Any increase in Employee's Base Salary shall take effect for the payroll period next following the date on which the condition to such increase is met.

               2.2 Bonus. (a) Employee will receive bonuses in the following amounts: (i) for the period beginning June 1, 1996 and ending June 30, 1997, 10% of the amount by which the Company's pre-tax earnings during such fiscal year exceed $1,487,735; (ii) for the fiscal year ending June 30, 1998, 7.5% of the increase in the Company's pre-tax earnings for such fiscal year compared to the pre-tax earnings of the Company during the fiscal year ended June 30, 1997; and (iii) if the Company's sales and pre-tax earnings for the fiscal year ended June 30, 1999 are at least 75% and 90% of their budgeted amounts, respectively, 1% of the Company's pre-tax earnings during such fiscal year.

                    (b) Up to 50% of any bonuses paid to Employee under the terms of this Section may be paid in options to purchase Akorn common stock, with such options being valued at twenty-five percent of the market price for such stock at time of issuance of the option, as determined under Akorn's Incentive Compensation Plan. The terms of options issued under this Section will be determined by the Compensation Committee of Akorn's Board of Directors and consistent with other options contemporaneously granted to similarly situated employees of Akorn and the Company.

               2.3 Benefits. The Employee will be eligible to participate in the receipt of options to purchase shares of Akorn common stock under Akorn's Incentive Compensation Plan in a manner consistent with similarly situated employees of Akorn and the Company. The Company shall provide the Employee and, if applicable, his family members all such (i) incentive, savings and retirement plans, practices, policies and programs, (ii) welfare benefit plans, practices, policies and programs and (iii) paid vacation and other fringe benefits, plans, practices, policies and programs as are applicable generally to other employees of the Company and its affiliated companies as each such plan or benefit listed in (i), (ii) and (iii) of this
          Section 2.3 is described in the Company's employee manual. To the extent not inconsistent with such plans, practices, policies and programs, Employee will be credited with time served as an employee of PRL.

               2.4  Severance  Benefits.   If  Employee's  status   as   an
          Employee hereunder is terminated by Employee after the first anniversary of this Agreement and prior to the third anniversary of this Agreement, the Company shall (i) pay to Employee a severance benefit equal to 1.15 times the amount of salary that Employee would have earned under Section 2.1 had Employee's status as an employee hereunder continued until the earlier to occur of (A) one year from the Date of Termination or (B) the third anniversary of this Agreement and (ii) continue Employee as a participant in the Company's health, life and disability insurance programs until the earlier to occur of (A) one year from the Date of Termination or (B) the third anniversary of this Agreement.

          Section 3.Termination of Employment

               3.1 Death. The Employee's status as an employee shall terminate immediately and automatically upon the Employee's death during the Employment Term.

               3.2  Disability.   The  Employee's status as an employee may
          be terminated for "Disability" as follows:

                    (a) The Employee's status as an employee shall terminate if the Employee has a disability that would entitle him to receive benefits under the Company's long-term disability insurance policy in effect at the time of such disability either because he is Totally Disabled or Partially Disabled, as such terms are defined in the Company's policy in effect as of the Agreement Date or as similar terms are defined in any successor policy. Any such termination shall become effective on the first day on which the Employee is eligible to receive payments under such policy (or on the first day that he would be so eligible, if he had applied timely for such payments).

                    (b)  In  the  event  that  the Company has no long-term
          disability plan in effect, if (i) the Employee is rendered incapable because of physical or mental illness of satisfactorily discharging his duties and responsibilities under this Agreement for a period of 90 consecutive days and (ii) a duly qualified physician chosen by the Company so certifies in writing, the Board shall have the power to determine that the Employee has become disabled. If the Board makes such a determination, the Company shall have the continuing right and option, during the period that such disability continues, and by notice given in the manner provided in this Agreement, to terminate the status of Employee as an employee. Any such termination shall become effective 30 days after such notice of termination is given, unless within such 30-day period, the Employee becomes capable of rendering services of the character contemplated hereby (and a physician chosen by the Company so certifies in writing) and the Employee in fact resumes such services.

                    (c) The "Disability Effective Date" shall mean the date on which termination of employment becomes effective due to Disability.

               3.3 Cause. The Company may terminate the Employee's status as an employee for Cause. As used herein, termination by the Company of the Employee's status as an employee for "Cause" shall mean termination as a result of (a) the Employee's breach of any of the provisions of this Agreement, or (b) the willful engaging by the Employee in misconduct injurious to the Company.

               3.4 Voluntary Termination by the Parties. Either the Company or the Employee may terminate the Employee's status as an employee during the Employment Term for reasons other than death, Disability or Cause, subject to compliance by the Company with
          Section 4.2 and by the Employee with Section 4.3.

               3.5 Notice of Termination. Any termination by the Company for Disability or Cause shall be communicated by notice of termination to the other party hereto given in accordance with
          Section 6.2 ("Notice of Termination").

               3.6 Date of Termination. "Date of Termination" means (a) if Employee's employment is terminated by reason of his death or Disability, the date of death of Employee or the Disability Effective Date, as the case may be, (b) if Employee's employment is terminated by the Company for Cause the date of delivery of the Notice of Termination or any later date specified therein, (which date shall not be more than 30 days after the giving of such notice) as the case may be, (c) if the Employee's employment is terminated by the Company prior to the end of the Employment Term for reasons other than death, Disability or Cause, the date on which the Company notifies the Employee of such termination and (d) if the Employee's employment is terminated by the Employee prior to the end of the Employment Term, the date on which the Employee notifies the Company of such termination or any later date specified therein, (which date shall not be more than 30 days after the giving of such notice).

          Section 4.Obligations Upon Termination

               4.1 Death or Disability. If Employee's status as an employee is terminated by reason of Employee's death or Disability, this Agreement shall terminate without further obligations on the part of the Company to Employee and his legal representatives under this Agreement, other than the obligation to make any payments due pursuant to employee benefit plans maintained by the Company or its subsidiaries.

               4.2 Termination for Cause or at End of Employment Term. This Agreement shall terminate without further obligation to the Employee other than obligations imposed by law and obligations imposed pursuant to any employee benefit plan maintained by the Company or its subsidiaries (a) at the end of the Employment Term; (b) if the Employee's status as an employee is terminated by the Company for Cause or (c) if the Employee terminates his status as an employee; provided, however, that nothing in this
          Section 4.2 shall relieve Employee from the obligations, limitations and restrictions contained in Section 5 hereof.

               4.3 Termination by Company for Reasons other than Death, Disability or Cause. If the Company terminates the Employee's status as an employee prior to the end of the Employment Term for reasons other than death, Disability or Cause, then:

                    (a) within 30 days of the Date of Termination the Company shall pay to the Employee in a lump sum an amount equal to the Employee's Base Salary through the end of the Employment Term had the Notice of Termination been given as of the Date of Termination; and

                    (b) within 90 days of the end of the fiscal year in which the Date of Termination occurs and within 90 days of the end of each subsequent fiscal year, the Company shall pay the Employee any bonus to which Employee would have been entitled under the provisions of Section 2.2 if his status as an Employee had not been terminated; and

                    (c)  the  Employee  shall   remain   subject   to   the
          obligations, limitations and restrictions contained in Section  5 hereof.

               4.4 Accrued Obligations and Other Benefits. Subject to the provisions of Section 5.3 hereof, upon termination of employment for any reason the Employee shall be entitled to receive promptly, and in addition to any other benefits specifically provided, (a) the Employee's Base Salary through the Date of Termination to the extent not theretofore paid, (b) any accrued vacation pay, to the extent not theretofore paid, (c) any other vested benefits the Employee is entitled to receive under any plan or agreement of the Company and (d) any bonus not theretofore paid which is attributable to a full fiscal year during which Employee was employed by the Company, whether or not Employee shall be employed as of the date of the scheduled payment of such bonus.

          Section 5.Confidentiality and Non-Competition Agreement.

               5.1 Non-disclosure of Confidential Information. Employee acknowledges that both prior to and during the term of this Agreement he may develop, acquire or be furnished by others confidential proprietary information, ideas, concepts, discoveries, marketing information or customer information (all such information referred to hereinafter as "Confidential Information") relating to the business interests of the Company, Akorn, their predecessor companies, subsidiaries and affiliates (collectively referred to hereinafter as the "Akorn Entities"). Employee recognizes that the protection of the Confidential Information against unauthorized use and disclosure is of critical importance to the Akorn Entities and, therefore, in addition to other duties and obligations that may be imposed by law, agrees:

                    (a) During the term of this Agreement and thereafter Employee shall hold in a fiduciary capacity for the benefit of the Akorn Entities all Confidential Information which shall have been obtained by Employee during Employee's employment and shall use such Confidential Information solely within the scope of his employment with and for the exclusive benefit of the Akorn Entities.

                    (b) During the term of this Agreement and thereafter Employee shall not communicate, divulge or make available to any person or entity (other than the Akorn Entities and their authorized representatives) any such Confidential Information, except upon the prior written authorization of the Akorn Entities or as may be required by law or legal process, and

                    (c) Upon termination of this Agreement, Employee shall deliver promptly to the Company any Confidential Information in his possession, including any duplicates thereof and any notes or other records Employee has prepared with respect thereto. In the event that the provisions of any applicable law or the order of any court would require Employee to disclose or otherwise make available any Confidential Information, Employee shall give the Akorn Entities prompt prior written notice of such required disclosure and an opportunity to contest the requirement of such disclosure or apply for a protective order with respect to such Confidential Information by appropriate proceedings.

               5.2. Covenant Not to Compete. (a) During the Employment Term and until termination of Employee's obligations under this
          Section 5.2 as provided in Section 5.5(b), Employee agrees that, with respect to each State of the United States or other jurisdiction, or specified portions thereof, in which the Employee regularly (a) makes contact with customers of the Akorn Entities (b) conducts the business of the Akorn Entities or (c) supervises the activities of other employees of the Akorn Entities, and in which any one of the Akorn Entities engages in business on the Date of Termination (collectively, the "Subject Areas"), Employee will not:

                              (i) Directly or indirectly, for himself or others, own, manage, operate, control, be employed in an executive, managerial or supervisory capacity by, or otherwise engage or participate in or allow his skill, knowledge, experience or reputation to be used in connection with, the ownership, management, operation or control of, any company or other business enterprise which is competitive to the business of the Akorn Entities; provided, however, that nothing contained herein shall prohibit Employee from making passive investments as long as Employee does not beneficially own more than 2% of the equity interests of a business enterprise which is competitive with the Akorn Entities within any of the Subject Areas. For purposes of this paragraph, "beneficially own" shall have the same meaning given to that term in Rule 13d-3 under the Exchange Act.
                              (ii) Call upon any customer of the Akorn Entities for the purpose of soliciting, diverting or enticing away the business of such person or entity, or otherwise disrupting any previously established relationship existing between such person or entity and the Akorn Entities;

                              (iii)Solicit, induce, influence or attempt to influence any supplier, lessor, licensor, potential acquiree or any other person who has a business relationship with the Akorn Entities, or who on the day this Agreement terminates is engaged in discussions or negotiations to enter into a business relationship with the Akorn Entities, to discontinue or reduce the extent of such relationship with the Akorn Entities;

                              (iv) Make contact with any of the employees of the Akorn Entities with whom he had contact during the course of his employment with the Akorn Entities for the purpose of soliciting such employee for hire, whether as an employee or independent contractor, or otherwise disrupting such employee's relationship with the Akorn Entities; and

                              (v) For a period of one year from and after this Agreement terminates, hire, on behalf of himself or any company which is competitive with the Akorn Entities any employee of the Akorn Entities as an employee or independent contractor, whether or not such engagement is solicited by Employee.

                         (b) Employee agrees that he will from time to time upon the request of the Akorn Entities promptly execute any supplement, amendment, restatement or other modification of this
          Section 5 as may be necessary or appropriate to correctly reflect the jurisdictions which, at the time of such modification, should be covered by this Section 5.

               5.3. Injunctive Relief; Other Remedies.

               Employee acknowledges that a breach by Employee of any provision of this Section 5 would cause immediate and irreparable harm to the Akorn Entities for which an adequate monetary remedy does not exist; hence, Employee agrees that, in the event of a breach or threatened breach by Employee of the provisions of this
          Section 5 during or after the term of this Agreement, the Akorn Entities shall be entitled to injunctive relief restraining Employee from such violation without the necessity of proof of actual damage or the posting of any bond, except as required by non-waivable, applicable law. Nothing herein, however, shall be construed as prohibiting the Akorn Entities from pursuing any other remedy at law or in equity to which the Akorn Entities may be entitled under applicable law in the event of a breach or threatened breach of this Agreement by Employee, including without limitation the recovery of damages and/or costs and expenses, such as reasonable attorneys' fees, incurred by the Akorn Entities as a result of any such breach. In addition to the exercise of the foregoing remedies, the Akorn Entities shall have the right upon the occurrence of any such breach to cancel any unpaid compensation outstanding at the time of such termination. In particular, Employee acknowledges that the payments provided under Section 2 are conditioned upon Employee fulfilling any noncompetition and nondisclosure agreements contained in this Section 5. In the event Employee shall at any time materially breach any noncompetition or nondisclosure agreements contained in this Agreement, the Akorn Entities may suspend or eliminate payments under Section 2 during the period of such breach. Employee acknowledges that any such suspension or elimination of payments would be an exercise of the Akorn Entities' right to suspend or terminate its performance hereunder upon Employee's breach of this Agreement; such suspension or elimination of payments would not constitute, and should not be characterized as, the imposition of liquidated damages.

               5.4. Governing Law of this Section; Consent to Jurisdiction.

               Any dispute regarding the reasonableness of the covenants and agreements set forth in this Section 5, or the territorial scope or duration thereof, or the remedies available to the Akorn Entities upon any breach of such covenants and agreements, shall be governed by and interpreted in accordance with the laws of the State of the United States or other jurisdiction in which the alleged prohibited competing activity or disclosure occurs, and, with respect to each such dispute, the Akorn Entities and Employee each hereby irrevocably consent to the exclusive jurisdiction of the state and federal courts sitting in the relevant State for resolution of such dispute, and agree to be irrevocably bound by any judgment rendered thereby in connection with such dispute, and further agree that service of process may be made upon him or it in any legal proceeding relating to this Section and/or Appendix A by any means allowed under the laws of such jurisdiction. Each party irrevocably waives any objection he or it may have as to the venue of any such suit, action or proceeding brought in such a court or that such a court is an inconvenient forum.

               5.5. Term of Confidentiality and Non-Competition Agreements.

                         (a) Confidentiality Agreement. Employee acknowledges that the provisions of Section 5.1 hereof shall be binding upon Employee subsequent to the termination of the Akorn Entities' obligations under this Agreement and shall remain effective until such time as the Akorn Entities provide Employee with written consent to the contrary.

                         (b) Non-Competition Agreement. Employee acknowledges that his obligations under Section 5.2 hereof (the "Obligations") shall be binding upon Employee subsequent to the termination of the Akorn Entities' obligations under this Agreement and shall terminate as follows:

                              (i) If Employee's status as an employee of the Company is terminated for Cause by the Company or by the Employee for reasons other than Disability, the Obligations shall terminate on the later to occur of (A) the first anniversary of the Date of Termination or (B) the sooner to occur of the end of the Employment Term or the second anniversary of the Date of Termination.

                              (ii) If Employee's status as an employee is terminated by the Company prior to the third anniversary of this Agreement for reasons other than by reason of Employee's Disability or Cause, the Obligations shall terminate on the Date of Termination.

                              (iii)If Employee's status as an employee of PRL is terminated on the third anniversary of this Agreement and is not renewed, the Obligations of Employee shall continue for a period of up to one year from the end of his Employment Term if the Company has within 15 days of the end of the Employment Term paid to Employee in a lump sum an amount equal to the amount of salary to which Employee would have been entitled under Section
          2.1 if his employment hereunder had continued during the period that his Obligations are to continue.

          Section 6.Miscellaneous

               6.1  Binding Effect.

                    (a) This Agreement shall be binding upon and inure to the benefit of the Company and any of its successors or assigns.

                    (b) This Agreement is personal to the Employee and shall not be assignable by the Employee without the consent of the Company (there being no obligation to give such consent) other than such rights or benefits as are transferred by will or the laws of descent and distribution.

                    (c) The Company shall require any successor to or assignee of (whether direct or indirect, by purchase, merger, consolidation or otherwise) all or substantially all of the assets or businesses of the Company (i) to assume unconditionally and expressly this Agreement and (ii) to agree to perform all of the obligations under this Agreement in the same manner and to the same extent as would have been required of the Company had no assignment or succession occurred, such assumption to be set forth in a writing reasonably satisfactory to the Employee. In the event of any such assignment or succession, the term "Company" as used in this Agreement shall refer also to such successor or assign.

                    (d) The Company shall require all entities that control, or that after any change of control will control, directly or indirectly, any such successor or assignee to agree to cause to be performed all of the obligations under this Agreement in the same manner and to the same extent as would have been required of the Company had no assignment or succession occurred, such agreement to be set forth in writing reasonably satisfactory to the Employee.

               6.2 Notices. All notices hereunder must be in writing and shall be deemed to have given upon receipt of delivery by: (a) personal delivery to the designated individual, (b) certified or registered mail, postage prepaid, return receipt requested, (c) a nationally recognized overnight courier service with confirmation of receipt or (d) facsimile transmission with confirmation of receipt. All such notices must be addressed as follows or such other address as to which any party hereto may have notified the other in writing:

               If to the Company or Akorn, to:

               100 Akorn Drive
               Abita Springs, Louisiana  70420
               Attention:  Barry D. LeBlanc, President
               Facsimile transmission No.  504-893-1257

               If to the Employee, to:

               David Gencarella
               P. O. Box 4308
               San Clemente, CA  92674
               Facsimile transmission No.  714-498-3613

               6.3 Entire Agreement. This Agreement constitutes the entire understanding and agreement between the parties hereto with respect to Employee's employment by the Company and supersedes all prior agreements, whether or not written including, without limitation, the PRL Employment Agreement.

               6.4 Governing Law. Except as provided in Section 5.4 hereof, this Agreement shall be construed and enforced in accordance with and governed by the internal laws of the State of Louisiana.

               6.5 Withholding. The Employee agrees that the Company has the right to withhold, from the amounts payable pursuant to this Agreement, all amounts required to be withheld under applicable income and/or employment tax laws, or as otherwise stated in documents granting rights that are affected by this Agreement.

               6.6 Severability. If any term or provision of this Agree-ment or the application thereof to any person or circumstance, shall at any time or to any extent be invalid, illegal or unenforceable in any respect as written, Employee and the Company intend for any court construing this Agreement to modify or limit such provision temporally, spatially or otherwise so as to render it valid and enforceable to the fullest extent allowed by law. Any such provision that is not susceptible of such reformation shall be ignored so as to not affect any other term or provision hereof, and the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

               6.7 Waiver of Breach. The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach thereof.
               6.8 Remedies Not Exclusive. No remedy specified herein shall be deemed to be such party's exclusive remedy, and accordingly, in addition to all of the rights and remedies provided for in this Agreement, the parties shall have all other rights and remedies provided to them by applicable law, rule or regulation.

               6.9 Company's Reservation of Rights. Employee acknowledges and understands that the Employee serves at the pleasure of the Board and that the Company has the right at any time to terminate Employee's status as an employee of the Company, or to change or diminish his status during the Employment Term, subject to the rights of the Employee to claim the benefits conferred by this Agreement.

               6.10 Survival. Following the Date of Termination, each party shall have the right to enforce all rights, and shall be bound by all obligations, of such party that are continuing rights and obligations under this Agreement.

               6.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

               6.12 Arbitration. Any controversy arising under, out of, in connection with, or relating to, this Agreement, and any amendment hereof, or the breach hereof or thereof, shall be determined and settled by arbitration in San Clemente, California or Chicago, Illinois, by an arbitrator or arbitrators mutually agreed upon by the Company and the Employee or, if the Company and the Employee shall fail or be unable to so agree within ten business days after the written request therefor by the Company or the Employee to the other, such arbitrator or arbitrators as may be selected in accordance with the rules of the American Arbitration Association. Any award rendered therein shall specify the findings of fact of the arbitrator or arbitrators and the reasons for such award, with reference to and reliance on relevant law. In making awards under this Section, the arbitrator shall have the authority, in his sole discretion, to cause the reasonable attorney's fees and costs of one party to be assessed against and paid by the other party. Any awards under this Section shall be final and binding on each and all of the parties thereto and their personal representatives, and judgment may be entered thereon in any court having jurisdiction thereof.

               6.13 Indemnification. The Corporation shall indemnify and hold Employee harmless against judgments, fines, damages, amounts paid in settlement and reasonable attorney's fee and costs incurred by the Employee, in connection with the defense of or as a result of any action or proceeding (or appeal of any action or proceeding or any investigation which might result in any such action or proceeding) in which the Employee is made or is threatened to be made party by reason of actions taken by him after the Effective Time that are within the scope of his expressly authorized duties as a director, officer or employee of the Corporation or any of its subsidiaries or affiliates. The Corporation will pay the reasonable costs and expenses in defending any such action or proceeding as such costs and expenses are incurred. No indemnification shall be payable hereunder with respect to negligent action or inaction or intentional misdeeds of Employee and Employee shall reimburse the Corporation for any amounts paid hereunder as a result thereof.

               IN WITNESS WHEREOF, the Company and the Employee have caused this Agreement to be executed as of the Agreement Date.

                                        AKORN MANUFACTURING, INC.


                                        By:  _______________________
                                             Eric M. Wingerter,
                                             Secretary and Treasurer

                                        AKORN, INC.


                                        By:   ___________________________
                                              Barry D. LeBlanc, President

                                        EMPLOYEE:


                                               __________________________
                                                    David Gencarella